U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

American Capital Strategies, Ltd.
(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 14th Floor Bethesda, MD 20814
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (301) 951-6122
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 16, 2007, American Capital Strategies, Ltd. ("American Capital") obtained an unsecured revolving line of credit with Wachovia Bank, National Association ("Wachovia"), as Administrative Agent, swingline lender, issuing lender and as a lender, Branch Banking and Trust Company, as issuing lender and as a lender, Wachovia Capital Markets, LLC, as sole bookrunner and as joint lead arranger, BB&T Capital Markets as joint lead arranger ("BB&T"), Citicorp North America, Inc.("Citicorp"), JPMorgan Chase Bank, N.A. ("JPMorgan") and Credit Suisse, Cayman Islands Branch ("Credit Suisse") as co-documentation agents and as lenders and a syndicate of 29 additional lenders (collectively, the "Lenders"), pursuant to a Credit Agreement dated as of May 16, 2007, by and among American Capital as the borrower and the Lenders (the "Credit Agreement").

The new credit facility replaces American Capital's existing credit facility and is an unsecured revolving line of credit with a committed amount of $1.565 billion (the "Facility"). The Facility may be expanded through new or additional commitments up to $1.815 billion in accordance with the terms and conditions set forth in the Credit Agreement and expires on May 16, 2012. At American Capital's option, interest on borrowings under the Facility is charged at either (i) the applicable index rate plus the applicable percentage in effect at such time, which is currently 0.90% or (ii) the greater of the Wachovia prime rate, and the federal funds effective rate plus .5 of 1%. The Credit Agreement contains various covenants that, among other things, require American Capital to maintain an unsecured debt rating equal to or greater than BB, a minimum net worth, debt to equity and interest coverage and asset coverage ratios. It also includes customary default provisions, as well as the following default provisions: a cross-default on American Capital's consolidated debt of $25 million or more, a minimum net worth requirement of $3.5 billion plus seventy-five percent (75%) of any new equity and subordinated debt, and a default in the event of a change in control.

Affiliates of Wachovia, JPMorgan, Citicorp, BB&T, Bank of America, UBS Loan Finance LLC, Morgan Stanley Bank, Bear Stearns Corporate Lending, Credit Suisse, HSBC Bank USA, N.A., Bank of Montreal, Bayerische Hypo-und Vereinsbank AG, Goldman Sachs Credit Partners, L.P., WestLB AG, New York Branch, Regions Bank, SunTrust Bank, Citizens Bank of Pennsylvania, Royal Bank of Canada, Sovereign Bank, and Societe Generale have also performed investment banking and advisory services for American Capital from time to time for which they have received customary fees and expenses. In addition, affiliates of these lenders and PNC Bank, National Association, may, from time to time, engage in transactions or perform services for American Capital in the ordinary course of their business.

The foregoing description of the Facility is qualified in its entirety by reference to the full text of the Credit Agreement that is attached hereto as Exhibit 10.1.

Item 1.02. Termination of a Material Definitive Agreement.

On May 16, 2007, American Capital terminated its existing credit facility, the First Amended and Restated Credit Agreement, as amended, with Wachovia, as Administrative Agent, swingline lender, issuing lender and as a lender, and a syndicate of lenders (the "Old Facility") pursuant to the Credit Agreement. The Old Facility was an unsecured revolving line of credit with a committed amount of $900 million and was due to expire on May 23, 2008, unless extended for an additional year with the consent of the lenders. The Old Facility was terminated by American Capital with the consent of Wachovia and the syndicate of lenders in order to replace it with a new $1.565 billion unsecured revolving credit facility entered into by and among American Capital, as borrower, Wachovia Bank, National Association, as administrative agent and a syndicate of lenders on May 16, 2007. American Capital did not incur any early termination penalties as a result of the termination of the Old Facility.

The Old Facility was by and among American Capital as the borrower, Wachovia Bank, National Association, as Administrative Agent, swingline lender, issuing lender and as a lender, Branch Banking and Trust Company, as issuing lender, Wachovia Capital Markets, LLC, as sole bookrunner and as joint lead arranger, BB&T as joint lead arranger, Citicorp, JPMorgan and The Bank of Montreal as co-documentation agents and as lenders, Fortis Capital Corp., as a lender, Dresdner Bank, AG, New York and Cayman Island Branches, as a lender, Credit Suisse, Cayman Islands Branch, as a lender, HSBC Bank USA, N.A., as a lender, Bank of America, N.A., as a lender, UBS Loan Finance LLC, as a lender, WestLB AG, New York Branch, as a lender, Bayerische Hypo-und Vereinsbank AG, as a lender, Royal Bank of Canada, as a lender, Calyon Americas, as a lender, Bear Stearns Corporate Lending Inc., as a lender, PNC Bank, National Association, as a lender, Fifth Third Bank, as a lender, Union Bank of California, N.A., as a lender, Regions Bank, as a lender, Wells Fargo Bank, N.A., as a lender, Chevy Chase Bank, as a lender, Societe Generale, as a lender and Sovereign Bank, as a lender.

Affiliates of Wachovia, JPMorgan, Citicorp, BB&T, Bank of America, UBS Loan Finance LLC, Calyon Americas, Bear Stearns Corporate Lending, Dresdner Bank, AG, Credit Suisse, HSBC Bank USA, N.A., WestLB AG, Bayerische Hypo-und Vereinsbank AG, Regions Bank and Bank of Montreal have also performed investment banking and advisory services for American Capital from time to time for which they have received customary fees and expenses. In addition, affiliates of these lenders, Wells Fargo Bank, N.A. and PNC Bank, National Association, may, from time to time, engage in transactions or perform services for American Capital in the ordinary course of their business.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit

10.1

Credit Agreement, by and among American Capital as the borrower, Wachovia Bank, National Association, as Administrative Agent, swingline lender, issuing lender and as a lender, Branch Banking and Trust Company, as issuing lender and as a lender, Wachovia Capital Markets, LLC, as sole bookrunner and as joint lead-arranger, BB&T Capital Markets as joint lead-arranger, Citicorp North America, Inc., JPMorgan Chase Bank, N.A., The Bank of Montreal, and Credit Suisse, Cayman Islands Branch as co-documentation agents and as lenders, and the other lenders that are parties thereto, dated May 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL STRATEGIES, LTD.

Dated: May 22, 2007	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax Executive Vice President, General Counsel and Secretary